UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021 (April 18, 2021)

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Blue Hill Plaza, Second Floor, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Non-cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2021, Sterling Bancorp, a Delaware corporation (“Sterling”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Webster Financial Corporation, a Delaware corporation (“Webster”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Sterling will merge with and into Webster (the “Merger”), with Webster as the surviving corporation in the Merger. Following the Merger, Sterling’s wholly-owned subsidiary, Sterling National Bank, will merge with and into Webster’s wholly-owned subsidiary, Webster Bank, National Association (the “Bank Merger”), with Webster Bank as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved and adopted by the board of directors of each of Sterling and Webster.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Sterling or Webster, will be converted into the right to receive 0.4630 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Webster (“Webster Common Stock”). Holders of Sterling Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, each share of Series A preferred stock, par value $0.01 per share, of Sterling outstanding immediately prior to the Effective Time will be converted into the right to receive one share of a newly created series of preferred stock, par value $0.01 per share, of Webster having substantially the same terms as such Sterling Series A preferred stock.

In addition, at the Effective Time, each outstanding Sterling equity award granted under Sterling’s equity compensation plans will be converted into a corresponding award with respect to Webster Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted Webster equity award will continue to be subject to the same terms and conditions as applied to the corresponding Sterling equity award, except that (1) in the case of Sterling performance share awards, the number of shares underlying the converted Webster equity award will be adjusted based on the number of shares underlying the Sterling performance share awards immediately prior to the Effective Time that would be earned assuming the achievement of the applicable performance goals based on the higher of target performance and actual performance, with such awards continuing to vest after the Effective Time solely based on continued service, subject to no performance conditions, and (2) in the case of restricted stock awards granted to non-employee members of Sterling’s board of directors, such award will fully vest and be cancelled and automatically converted into the right to receive Webster Common Stock adjusted based on the Exchange Ratio.

The Merger Agreement also provides, among other things, that effective as of the Effective Time, (i) Jack L. Kopnisky, the current President and Chief Executive Officer of Sterling, will serve as Executive Chairman of the board of directors of the surviving corporation and the surviving bank, (ii) John R. Ciulla, the current Chairman, President and Chief Executive Officer of Webster, will serve as the President and Chief Executive Officer, as well as a member of the board of directors, of the surviving corporation and the surviving bank, and (iii) William L. Atwell (or another independent member of Webster’s board of directors) will serve as the lead independent director of the board of directors of the surviving corporation and surviving bank. In addition, the board of directors of the surviving corporation and the surviving bank will each be comprised of fifteen (15) directors, of which seven (7) will be former members of the board of directors of Sterling designated by Sterling, including Mr. Kopnisky, and eight (8) will be former members of the board of directors of Webster designated by Webster, including Mr. Ciulla. The Merger Agreement provides that the headquarters and main office of the surviving corporation and the surviving bank will be located in Stamford, Connecticut. Effective as of the Effective Time, the bylaws of Webster will be amended to reflect the foregoing and certain related governance matters. In connection with the completion of the Merger, Webster’s certificate of incorporation will also be amended to increase the number of authorized shares of Webster Common Stock from 200 million to 400 million (the “Certificate Amendment”).

The Merger Agreement contains customary representations and warranties from both Sterling and Webster, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligations to call a meeting of its stockholders to adopt the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals. Sterling and Webster have also agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Sterling’s stockholders, (2) adoption of the Merger Agreement, and adoption and approval of the Certificate Amendment by Webster’s stockholders, (3) authorization for listing on the New York Stock Exchange of the shares of Webster Common Stock to be issued in the Merger as well as shares of the newly created series of Webster preferred stock (or depositary shares in respect thereof), (4)  receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, (5) effectiveness of the registration statement on Form S-4 for the Webster Common Stock and the newly created series of Webster preferred stock (or depositary shares in respect thereof) to be issued in the Merger, and (6) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Sterling and Webster and further provides that a termination fee of $185,000,000 will be payable by either Sterling or Webster, as applicable, upon termination of the Merger Agreement under certain circumstances.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Sterling or Webster, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Sterling, Webster, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Sterling and Webster and a prospectus of Webster, as well as in the Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, Current Reports on Form 8-K and other filings that each of Sterling and Webster makes with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Webster and Sterling, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Webster and Sterling; the outcome of any legal proceedings that may be instituted against Webster or Sterling; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain stockholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Webster and Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Webster and Sterling successfully; the dilution caused by Webster’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Webster and Sterling. Additional factors that could cause results to differ materially from those described above can be found in Webster’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Webster’s investor relations website, https://webster.gcs-web.com/, under the heading “Financials” and in other documents Webster files with the SEC, and in Sterling’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available on Sterling’s website, https://sterlingbancorp.com/, under the heading “Financial Information” and in other documents Sterling files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Webster nor Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Webster will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Webster and Sterling and a Prospectus of Webster, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Webster and Sterling will be submitted to Sterling’s stockholders and Webster’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND STOCKHOLDERS OF WEBSTER AND STOCKHOLDERS OF STERLING ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Webster and Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Kristen Manginelli, Director of Investor Relations, Webster Financial Corporation, 145 Bank Street, Waterbury, Connecticut 06702, (203) 578-2202 or to Emlen Harmon, Managing Director, Investor Relations, Sterling Bancorp, Two Blue Hill Plaza, Second Floor, Pearl River, New York 10965, (845) 369-8040.

PARTICIPANTS IN THE SOLICITATION

Webster, Sterling, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster and Sterling in connection with the proposed transaction under the rules of the SEC. Information regarding Webster’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2021, and other documents filed by Webster with the SEC. Information regarding Sterling’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2021, and other documents filed by Sterling with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 18, 2021, by and between Sterling Bancorp and Webster Financial Corporation.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp

Date: April 22, 2021	By:	/s/ Jack L. Kopnisky
	Name:	Jack L. Kopnisky
	Title:	President and Chief Executive Officer